UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): July 29, 2013

GOLIATH FILM AND MEDIA HOLDINGS
 (Exact name of registrant as specified in its charter)

CHINA ADVANCED TECHNOLOGY

(Former name)

NEVADA
(State or other jurisdiction of incorporation)

0-18945	84-1055077
(Commission File Number)	(IRS Employer Identification No.)

640 S. San Vicente Blvd., Fifth Floor, Los Angeles,  California 90048

(Address of principal executive offices and zip code)

(303)- 885-5501

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 19, 2013 the Company's Board of Directors dismissed Sam Kan & Company (“Sam Kan”) as the Company's independent registered public accounting firm effective immediately.

The reports of Sam Kan on the financial statements of the Company for the fiscal years ended April 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended April 30, 2012 and 2011 included a going concern qualification.

During the years ended April 30, 2012, 2011, 2010, 2009, 2008 and through July 19, 2013, there were no (a) disagreements with Sam Kan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sam Kan’s satisfaction, would have caused Sam Kan to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation SK.

The Company provided Sam Kan with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Sam Kan a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Sam Kan's letter dated July 19, 2013 is attached.

Contemporaneous with the determination to dismiss Sam Kan, the Audit Committee engaged Sadler and Gibb & Associates, LLC ("Sadler") as the Company's independent registered public accounting firm for the year ending April 30, 2013, also to be effective immediately and include the review of the Company's fiscal quarter ended January 31, 2013.

The Company has not previously consulted with Sadler regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended April 30, 2012 and April 30, 2011, and any later interim period, including the interim period up to and including the date the relationship with the Sam Kan ceased. Sadler has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).  Sadler has elected not furnish a letter to the Commission.

Item 9.01.  Financial Statements and Exhibits.

 Exhibit 16.1.  The following exhibit is being filed herewith this Current Report on Form 8-K.

 Letter from Sam Kan & Company to the Securities and Exchange Commission dated July 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goliath Film and Media Holdings

Date: July 29, 2013	By:	/s/ Lamont Roberts
Lamont Roberts, CEO